UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2026

REED’S, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32501	35-2177773
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Merritt 7 PH Norwalk, Connecticut		06851
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 997-3337

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)*	Name of each exchange on which registered
Common stock, $0.0001 par value per share	REED	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2026, Reed’s, Inc. (the “Company”) announced the appointment of Damian Warshall as the Company’s Chief Operating Officer, effective April 27, 2026, assuming the role from Neal M. Cohane, who will continue to serve as the Company’s interim Chief Executive Officer.

Mr. Warshall, 43, most recently served as Chief Operating Officer of Pittston Co-Packers from April 2025 to April 2026. Prior to that, he served as Vice President of Operations of Munk Pack, from June 2024 to March 2025. Previously, Mr. Warshall served as the Vice President of Operations for the Company, from October 2020 to May 2024. Mr. Warshall earned a Master of Business Administration from the University of Virginia and a Bachelor of Science in Business Administration in Accounting and Finance from Georgetown University.

In connection with Mr. Warshall’s appointment, the Company entered into an Offer of Employment with Mr. Warshall (the “Warshall Offer Letter”), pursuant to which Mr. Warshall will receive an initial annual base salary of $300,000, less applicable withholdings, and will be eligible for an initial annual target bonus of up to 80% of his annual base salary. A copy of the Warshall Offer Letter is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Warshall Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Warshall Offer Letter.

Mr. Warshall is eligible to enter into the Company’s standard form of indemnification agreement.

There are no family relationships between Mr. Warshall and any director or executive officer of the Company, and Mr. Warshall is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On April 24, 2026, the Company issued a press release announcing Mr. Warshall’s appointment. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the Securities Exchange Commission made by the Company regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Offer of Employment, dated April 10, 2026, between the Company and Damian Warshall.
99.1	Press Release, dated April 24, 2026.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Reed’s, Inc.

Date: April 24, 2026	By:	/s/ Douglas W. McCurdy
Douglas W. McCurdy
Chief Financial Officer

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